UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 8, 2008
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                            SANGAMO BIOSCIENCES, INC.
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               (Exact name of registrant specified in its charter)

          Delaware                     000-30171                68-0359556
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 (State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)

   501 Canal Blvd, Suite A100, Richmond, California                94804
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       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone, including area code:  (510) 970-6000
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

      On July 8, 2008, Sangamo BioSciences, Inc. ("Sangamo") entered into a Research and License Agreement (the "Agreement") with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. (collectively, "Roche"), pursuant to which Sangamo will provide Roche with access to aspects of Sangamo's proprietary zinc-finger nuclease ("ZFN") technology. During an initial research term, Roche may use ZFNs provided by Sangamo to generate ZFN-modified cell lines and animals having targeted modifications in a specified gene in a specified species, solely for research purposes. In addition, Roche has an option to receive an exclusive, worldwide license to use such animals in the production of therapeutic and diagnostic products. Sangamo has agreed not to transfer or license to third parties the specific ZFNs provided to Roche under the Agreement, or derivatives of such ZFNs.

      In consideration for the rights and licenses granted to Roche, as well as Sangamo's efforts in generating the specific ZFN materials provided to Roche, Roche will pay Sangamo an initial research event fee, a payment upon delivery of such ZFN materials, and ongoing research maintenance fees during the research term. In the event that Roche exercises its option to receive a commercial license, Roche will pay Sangamo an option exercise fee, payments upon the achievement of certain clinical development milestones relating to products produced under such commercial license, and royalties on sales of such products.

      Pursuant to a License Agreement between Sangamo and Sigma-Aldrich Corporation ("Sigma"), effective as of July 10, 2007, Sigma has the exclusive right to offer certain services involving Sangamo's ZFN technology that are covered under the Agreement. Notwithstanding this exclusive right, Sigma has agreed that Sangamo may directly offer the ZFN-related services to Roche under the Agreement and will in return receive a share of certain payments made to Sangamo under the Agreement.

Item 7.01 Regulation FD Disclosure

      On July 9, 2008, Sangamo issued a press release announcing the transaction described in Item 1.01 above. A copy of the press release is attached as Exhibit
99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following document is filed as exhibit to this report:

    99.1 Press Release of Sangamo Biosciences, Inc., dated July 9, 2008

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SANGAMO BIOSCIENCES, INC.

Date: July 9, 2008                              By:    /s/ EDWARD O. LANPHIER II
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                                                Name:  Edward O. Lanphier II
                                                Title: Chief Executive Officer